Exhibit 24
VIACOMCBS INC.

Power of Attorney

KNOW ALL PERSONS BY THESE PRESENTS that the undersigned director of VIACOMCBS INC., a Delaware corporation (the “Company”), hereby constitutes and appoints Christa A. D’Alimonte to be her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for her and in her name, place and stead, in any and all capacities, to sign or cause to be signed electronically the Company’s Annual Report on Form 10‑K for the fiscal year ended December 31, 2020, and any amendments thereto, to be filed with the Securities and Exchange Commission and/or any national securities exchange under the Securities Exchange Act of 1934, as amended, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully for all intents and purposes as she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or her substitute or substitutes, shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have hereunto signed my name this 19th day of February, 2021.

/s/ Candace K. Beinecke
Candace K. Beinecke

VIACOMCBS INC.

Power of Attorney

KNOW ALL PERSONS BY THESE PRESENTS that the undersigned director of VIACOMCBS INC., a Delaware corporation (the “Company”), hereby constitutes and appoints Christa A. D’Alimonte to be her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for her and in her name, place and stead, in any and all capacities, to sign or cause to be signed electronically the Company’s Annual Report on Form 10‑K for the fiscal year ended December 31, 2020, and any amendments thereto, to be filed with the Securities and Exchange Commission and/or any national securities exchange under the Securities Exchange Act of 1934, as amended, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully for all intents and purposes as she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or her substitute or substitutes, shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have hereunto signed my name this 19th day of February, 2021.

/s/ Barbara M. Byrne
Barbara M. Byrne

VIACOMCBS INC.

Power of Attorney

KNOW ALL PERSONS BY THESE PRESENTS that the undersigned director of VIACOMCBS INC., a Delaware corporation (the “Company”), hereby constitutes and appoints Christa A. D’Alimonte to be his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign or cause to be signed electronically the Company’s Annual Report on Form 10‑K for the fiscal year ended December 31, 2020, and any amendments thereto, to be filed with the Securities and Exchange Commission and/or any national securities exchange under the Securities Exchange Act of 1934, as amended, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully for all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or her substitute or substitutes, shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have hereunto signed my name this 18th day of February, 2021.

/s/ Brian Goldner
Brian Goldner

VIACOMCBS INC.

Power of Attorney

KNOW ALL PERSONS BY THESE PRESENTS that the undersigned director of VIACOMCBS INC., a Delaware corporation (the “Company”), hereby constitutes and appoints Christa A. D’Alimonte to be her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for her and in her name, place and stead, in any and all capacities, to sign or cause to be signed electronically the Company’s Annual Report on Form 10‑K for the fiscal year ended December 31, 2020, and any amendments thereto, to be filed with the Securities and Exchange Commission and/or any national securities exchange under the Securities Exchange Act of 1934, as amended, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully for all intents and purposes as she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or her substitute or substitutes, shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have hereunto signed my name this 17th day of February, 2021.

/s/ Linda M. Griego
Linda M. Griego

VIACOMCBS INC.

Power of Attorney

KNOW ALL PERSONS BY THESE PRESENTS that the undersigned director of VIACOMCBS INC., a Delaware corporation (the “Company”), hereby constitutes and appoints Christa A. D’Alimonte to be his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign or cause to be signed electronically the Company’s Annual Report on Form 10‑K for the fiscal year ended December 31, 2020, and any amendments thereto, to be filed with the Securities and Exchange Commission and/or any national securities exchange under the Securities Exchange Act of 1934, as amended, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully for all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or her substitute or substitutes, shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have hereunto signed my name this 19th day of February, 2021.

/s/ Robert N. Klieger
Robert N. Klieger

VIACOMCBS INC.

Power of Attorney

KNOW ALL PERSONS BY THESE PRESENTS that the undersigned director of VIACOMCBS INC., a Delaware corporation (the “Company”), hereby constitutes and appoints Christa A. D’Alimonte to be her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for her and in her name, place and stead, in any and all capacities, to sign or cause to be signed electronically the Company’s Annual Report on Form 10‑K for the fiscal year ended December 31, 2020, and any amendments thereto, to be filed with the Securities and Exchange Commission and/or any national securities exchange under the Securities Exchange Act of 1934, as amended, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully for all intents and purposes as she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or her substitute or substitutes, shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have hereunto signed my name this 19th day of February, 2021.

/s/ Judith A. McHale
Judith A. McHale

VIACOMCBS INC.

Power of Attorney

KNOW ALL PERSONS BY THESE PRESENTS that the undersigned director of VIACOMCBS INC., a Delaware corporation (the “Company”), hereby constitutes and appoints Christa A. D’Alimonte to be his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign or cause to be signed electronically the Company’s Annual Report on Form 10‑K for the fiscal year ended December 31, 2020, and any amendments thereto, to be filed with the Securities and Exchange Commission and/or any national securities exchange under the Securities Exchange Act of 1934, as amended, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully for all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or her substitute or substitutes, shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have hereunto signed my name this 18th day of February, 2021.

/s/ Ronald L. Nelson
Ronald L. Nelson

VIACOMCBS INC.

Power of Attorney

KNOW ALL PERSONS BY THESE PRESENTS that the undersigned director of VIACOMCBS INC., a Delaware corporation (the “Company”), hereby constitutes and appoints Christa A. D’Alimonte to be his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign or cause to be signed electronically the Company’s Annual Report on Form 10‑K for the fiscal year ended December 31, 2020, and any amendments thereto, to be filed with the Securities and Exchange Commission and/or any national securities exchange under the Securities Exchange Act of 1934, as amended, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully for all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or her substitute or substitutes, shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have hereunto signed my name this 22nd day of February, 2021.

/s/ Charles E. Phillips, Jr.
Charles E. Phillips, Jr.

VIACOMCBS INC.

Power of Attorney

KNOW ALL PERSONS BY THESE PRESENTS that the undersigned director of VIACOMCBS INC., a Delaware corporation (the “Company”), hereby constitutes and appoints Christa A. D’Alimonte to be her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for her and in her name, place and stead, in any and all capacities, to sign or cause to be signed electronically the Company’s Annual Report on Form 10‑K for the fiscal year ended December 31, 2020, and any amendments thereto, to be filed with the Securities and Exchange Commission and/or any national securities exchange under the Securities Exchange Act of 1934, as amended, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully for all intents and purposes as she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or her substitute or substitutes, shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have hereunto signed my name this 24th day of February, 2021.

/s/ Shari Redstone
Shari Redstone

VIACOMCBS INC.

Power of Attorney

KNOW ALL PERSONS BY THESE PRESENTS that the undersigned director of VIACOMCBS INC., a Delaware corporation (the “Company”), hereby constitutes and appoints Christa A. D’Alimonte to be her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for her and in her name, place and stead, in any and all capacities, to sign or cause to be signed electronically the Company’s Annual Report on Form 10‑K for the fiscal year ended December 31, 2020, and any amendments thereto, to be filed with the Securities and Exchange Commission and/or any national securities exchange under the Securities Exchange Act of 1934, as amended, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully for all intents and purposes as she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or her substitute or substitutes, shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have hereunto signed my name this 19th day of February, 2021.

/s/ Susan Schuman
Susan Schuman

VIACOMCBS INC.

Power of Attorney

KNOW ALL PERSONS BY THESE PRESENTS that the undersigned director of VIACOMCBS INC., a Delaware corporation (the “Company”), hereby constitutes and appoints Christa A. D’Alimonte to be her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for her and in her name, place and stead, in any and all capacities, to sign or cause to be signed electronically the Company’s Annual Report on Form 10‑K for the fiscal year ended December 31, 2020, and any amendments thereto, to be filed with the Securities and Exchange Commission and/or any national securities exchange under the Securities Exchange Act of 1934, as amended, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully for all intents and purposes as she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or her substitute or substitutes, shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have hereunto signed my name this 19th day of February, 2021.

/s/ Nicole Seligman
Nicole Seligman

VIACOMCBS INC.

Power of Attorney

KNOW ALL PERSONS BY THESE PRESENTS that the undersigned director of VIACOMCBS INC., a Delaware corporation (the “Company”), hereby constitutes and appoints Christa A. D’Alimonte to be his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign or cause to be signed electronically the Company’s Annual Report on Form 10‑K for the fiscal year ended December 31, 2020, and any amendments thereto, to be filed with the Securities and Exchange Commission and/or any national securities exchange under the Securities Exchange Act of 1934, as amended, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully for all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or her substitute or substitutes, shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have hereunto signed my name this 19th day of February, 2021.

/s/ Frederick O. Terrell
Frederick O. Terrell